UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 28, 2016

JPMorgan China Region Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-06686	22-3178023

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Beacon Street, 18th Fl., Boston, MA	02108

(Address of Principal Executive Offices)	(Zip Code)

(800) 441-9800

Registrant’s Telephone Number, Including Area Code

JPMorgan China Region Fund, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

Signature

Exhibit Index: September 20, 2016 Press Release regarding suspension of merger negotiations

Item 8.01 Other Events—JPMorgan China Region Fund, Inc. Suspension of Potential Merger Negotiations

On September 20, 2016, JPMorgan China Region Fund, Inc. (the “Fund”) issued a press release announcing that, following discussions between its Board and the Board of Korea Equity Fund, Inc., the Boards had mutually agreed to suspend discussions announced on July 19, 2016 concerning a potential merger. A copy of the press release is attached as Exhibit 99 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99	September 20, 2016 Press Release regarding suspension of merger negotiations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan China Region Fund, Inc.

By: /s/ Lucy J. Dina
Date: September 28, 2016	Name: Lucy J. Dina
Title: Secretary

Exhibit Index

Exhibit No.                  Description

99                                 Press Release regarding suspension of merger negotiations